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TABLE OF CONTENTS 2 PAGE SECTION 03 Forward Looking Statements 04 2019 Outlook & Assumptions 05 Evolving Portfolio NOI Composition 06 NOI Contribution by Location 07 Projects Under Development 08 Mezzanine Investment Program 09 General Contracting and Real Estate Services 10 Normalized FFO Components 4525 Main St 11 Balance Sheet Targets 12 Debt Maturities One City Center 13 Core Operating Portfolio Occupancy Armada Hoffler Tower 14 2019 Mezzanine Investment Guidance 15 2019 Outlook & Assumptions

FORWARD LOOKING STATEMENTS 3 This presentation should be read in conjunction with the unaudited condensed consolidated financial statements appearing in our press release dated February 7, 2019, which has been furnished as Exhibit 99.1 to our Form 8-K filed on February 7, 2019. The Company makes statements that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (set forth in Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)). In particular, statements pertaining to our capital resources, portfolio performance and results of operations contain forward-looking statements. Likewise, all of our statements regarding our 2019 outlook and related assumptions, projections, anticipated growth in our funds from operations, normalized funds from operations, adjusted funds from operations, funds available for distribution and net operating income are forward-looking statements. You can identify forward-looking statements by the use of forward-looking terminology such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “intends,” “plans,” “estimates” or “anticipates” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions. Forward-looking statements involve numerous risks and uncertainties and you should not rely on them as predictions of future events. Forward-looking statements depend on assumptions, data or methods which may be incorrect or imprecise and the Company may not be able to realize them. The Company does not guarantee that the transactions and events described will happen as described (or that they will happen at all). For further discussion of risk factors and other events that could impact our future results, please refer to the section entitled “Risk Factors” in our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC), and the documents subsequently filed by us from time to time with the SEC. The Company does not provide a reconciliation for its guidance range of Normalized FFO per diluted share to net income per diluted share, the most directly comparable forward-looking GAAP financial measure, because it is unable to provide a meaningful or accurate estimate of reconciling items and the information is not available without unreasonable effort as a result of the inherent difficulty of forecasting the timing and/or amounts of various items that would impact net income per diluted share. For the same reasons, the Company is unable to address the probable significance of the unavailable information and believes that providing a reconciliation for its guidance range of Normalized FFO per diluted share would imply a degree of precision for its forward-looking net income per diluted share that could be misleading to investors.

2019 OUTLOOK & ASSUMPTIONS 4 LOW HIGH Total NOI $93.7M $94.6M Construction Segment Gross Profit $4.9M $5.7M Mezzanine Interest Income (Net of Interest Expense)(1) $16.0M $16.5M G&A Expenses $10.8M $11.5M Interest Expense (Net of Mezzanine Interest Expense) $25.5M $26.5M Normalized FFO Per Diluted Share $1.11 $1.17 (1) Includes $4.5M of Annapolis Junction purchase option proceeds GUIDANCE ASSUMPTIONS • Sale of grocery-anchored shopping center with expected proceeds of approximately $25M in the fourth quarter of 2019. • Acquisition of 79% partnership interest of 1405 Point apartments in the second quarter of 2019. • Acquisition of the commercial component of One City Center from the joint venture in the first quarter of 2019. • Interest expense is calculated based on Forward LIBOR Curve, which forecasts rates ending the year at 2.57%. • Opportunistic sale of approximately $50 million through the ATM program, for a full year weighted average share count of 69.3 million.

EVOLVING PORTFOLIO GAAP NOI COMPOSITION 5 2019 GUIDANCE FULLY PORTFOLIO COMPOSITION 2018 MIDPOINT STABILIZED(1) RETAIL $40M $42M $46M ENTERTAINMENT & MIXED-USE RETAIL $10M $11M $13M MULTIFAMILY $15M $23M $32M OFFICE $13M $18M $29M TOTAL $78M $94M $120M Fully stabilized portfolio expected to bring over 50% of NOI growth 2018 2019 Guidance Projected Property Segment Midpoint NOI Fully Stabilized (1) 20% 15% 19% 20% 18% 24% 21% 18% 29%28% 32% 51% 45% 38% 11% 16% 24% 10% 54% 53% 43% 9%27% 39% 13% 12% 11% Retail Entertainment & Multifamily Office Mixed Use Retail (1) Fully Stabilized Portfolio assumes announced pipeline is delivered and stabilized per schedule (see page 7 for schedule)

NOI CONTRIBUTION BY LOCATION 6 Other VA(1) Town Center of 23% Virginia Beach Town Center of 29% Virginia Beach 42% Other VA(1) 50% MD 18% Other 2% NC 18% NC SC 8% 10% PROJECTED PORTFOLIO (2) 24 properties2013 61 propertiesFULLY STABILIZED (1) Excludes properties in Town Center of Virginia Beach (2) Fully Stabilized Portfolio assumes announced pipeline is delivered and stabilized per schedule (see page 7 for schedule)

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PROJECTS UNDER DEVELOPMENT

7

DEVELOPMENT PROJECTS[1]	PRODUCT TYPE	SIZE	DELIVERY[2]	EXPECTED STABILIZATION[2]	INVESTMENT[2]
1405 Point[3][4] Baltimore, MD	Multifamily	289 units	1Q18	4Q18	$99M
One City Center[6] Durham, NC	Office	153,000 sf	3Q18	2Q19	$46M
Premier Apartments & Retail Virginia Beach, VA	Mixed-Use	131 units/39,000 sf	3Q18	2Q19 & 1Q20	$45M
Greenside[5][7] Charlotte, NC	Multifamily	225 units	3Q18	4Q19	$50M
Market at Mill Creek[5][7] Mt. Pleasant, SC	Retail	73,000 sf	1Q19	2Q19	$23M
Brooks Crossing[5][7] Newport News, VA	Office	100,000 sf	2Q19	3Q19	$20M
Hoffler Place[5] Charleston, SC	Multifamily	74 units/12,000 sf	3Q19	3Q19	$48M
Summit Place[5] Charleston, SC	Multifamily	114 units	3Q19	3Q19	$53M
Wills Wharf Baltimore, MD	Office	325,000 sf	1Q20	3Q20	$119M
Nexton Square[8] Summerville, SC	Retail	135,000 sf	2Q19	2Q20	$42M
TOTAL INVESTMENT					**~ $545M**

(1) For or ownership structure, see page 17 & 18 of the 4Q18 Supplemental package
(2) Timing and investment amounts are estimates and subject to change as the development process demands.
(3) Mezzanine Investments with two-phase 100% purchase option
(4) Intend to purchase in 2Q19 under existing AHH option
(5) Majority Interest in joint venture
(6) Minority Interest in joint venture due to be acquired 1Q19
(7) AHH earns a preferred return on equity prior to any distributions to JV Partners
(8) Mezzanine investment with purchase option

MEZZANINE INVESTMENT PROGRAM 8 PROJECTED PROJECTED PROJECTED TOTAL PROJECTED PRODUCT PRINCIPAL TOTAL PROJECTED PROJECT LOCATION TOTAL GROSS INTEREST CONSTRUCTION TYPE MEZZANINE AHH INCOME (3) (2)(3) INCOME(3)(4) FEES(3) COST FINANCING(3) Intend to Exercise Discounted Purchase Option 1405 Point Multifamily Baltimore, MD $99M $25M $6M $2M $8M Nexton Square Retail Summerville, SC $42M $20M $2.6M $0.4M $3M Short-Term Investment Annapolis Junction Multifamily Howard County, MD $106M $37M $18M(1) $2M $20M Solis Interlock Multifamily Atlanta, GA $94M $23M $10M $2M $12M Interlock Commercial Mixed-Use Atlanta, GA $140M $65M $24M $3M $27M North Decatur Square Retail Decatur, GA $39M $15M $5M N/A $5M (Whole Foods) Delray Plaza Retail Delray Beach, FL $25M $11M $3M N/A $3M (Whole Foods) Total Projected AHH Income $78M Total Projected Mezzanine Interest Expense $(18)M Total Projected Net Mezzanine Interest Income $60M (1) Includes $5M of Annapolis Junction purchase option proceeds (2) Excludes mezzanine interest expense (3) Timing, investment, and income amounts are estimates and subject to change as the development process demands (4) Reflects projected pay off date that may be subject to change (page 14)

GENERAL CONTRACTING AND REAL ESTATE SERVICES 9 2018 2019 Guidance Midpoint Third-Party Construction and Development $2.7M $5.3M Distribution Center Build to Suit Sale Profit-Sold Dec. 2018 $3.4M - Annapolis Junction Option Sale Profit $0.5M $4.5M Total $6.6M $9.8M Third-Party Construction Backlog As of 12/31/18 $166M Interlock Commercial

NORMALIZED FFO COMPONENTS 10 2018 2019 Guidance Midpoint Property FFO(1) $62.4M $68.5M Construction/Build to Suit Net Profit(2) $6.1M $5.3M Annapolis Junction Purchase Option Sale $0.5M $4.5M Mezzanine Interest Income (Net of Interest Expense) $7.0M $11.8M NFFO/Share $1.03 $1.14 CONTRIBUTION TO NFFO/SHARE BY COMPONENT 2018 2019 Guidance Midpoint 1% 13% 9% 13% 8% 5% 5% 6% 6% 82% 77%76% Property FFO Construction/Build to Suit Net Profit AJ Purchase Option Sale Net Mezz Interest (1) Property NOI, less associated interest expense (2) 2018 General contracting and real estate services gross profit, plus gain on sale of build to suit distribution center

BALANCE SHEET TARGETS 11 $ in millions 10.0x 8.0x 8.0x 7.4x 7.3x 7.1x 7.3x 6.9x 6.8x 7.0x 6.8x 6.3x 6.6x 6.6x 6.5x 6.0x 5.8x 6.1x 5.9x 6.0x 5.3x 4.0x 2.0x 0.0x 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 1 2Q18 1 3Q18 1 4Q18 2 Debt/Annualized EBITDA Core Debt/Annualized Core EBITDA 2019 Capital Sources Timing $ Sale of grocery-anchored shopping center 4Q ~$25M Expected Mezzanine Loan Payoffs 2Q & 4Q ~$60M At The Market Program Full Year ~$50M TARGET 8X DEBT/EBITDA AND 6X CORE DEBT/CORE EBITDA (1) Elevated leverage due to construction of build-to-suit distribution center (sold in Dec 2018)

DEBT MATURITIES 12 $ in millions $250 CONSTRUCTION $200 UNSECURED LINE OF CREDIT $150 UNSECURED TERM LOAN $100 SECURED $50 $0 2019¹ 2020 2021 2022 2023 2024 and thereafter Weighted Average Maturity ~6.5 Years (1) North Point I loan paid off January 2019 Solis Interlock

13 CORE OPERATING PORTFOLIO OCCUPANCY(1) One City Center 100% 95% 90% 85% 80% 75% 2 0 1 3 2 0 1 4 2 0 1 5 2 0 1 6 2 0 1 7 2 0 1 8 70% 2 0 1 9 65% 60% 55% 50% (1) 2013 through 2018 occupancy as of year end and 2019 projected 12/31

2019 MEZZANINE INVESTMENT GUIDANCE 14 TOTAL 2019 PROJECTED PROJECT INTEREST RATE PROJECTED PAYOFF MIDPOINT AHH INCOME Intend to Exercise Discounted Purchase Option 1405 Point 8% 2Q 2019 $0.6M Nexton Square 10-15% 2Q 2020 $1.4M Short-Term Investments Annapolis Junction 10% 4Q 2019 $3.0M Annapolis Junction Amortization of Purchase Option Proceeds $4.5M Solis Interlock 13% 4Q 2021 $2.7M Interlock Commercial 15% 4Q 2021 $6.6M North Decatur Square (Whole Foods) 15% 2Q 2019 $1.3M Delray Plaza (Whole Foods) 15% 2Q 2020 $1.6M Total Projected Gross Mezzanine Interest Income $21.7M Total Projected Mezzanine Interest Expense ($5.5M) Total Projected Net Mezzanine Interest Income $16.2M

2019 OUTLOOK & ASSUMPTIONS 15 LOW HIGH Total NOI $93.7M $94.6M Construction Segment Gross Profit $4.9M $5.7M Mezzanine Interest Income (Net of Interest Expense)(1) $16.0M $16.5M G&A Expenses $10.8M $11.5M Interest Expense (Net of Mezzanine Interest Expense) $25.5M $26.5M Normalized FFO Per Diluted Share $1.11 $1.17 (1) Includes $4.5M of Annapolis Junction purchase option proceeds GUIDANCE ASSUMPTIONS • Sale of grocery-anchored shopping center with expected proceeds of approximately $25M in the fourth quarter of 2019. • Acquisition of 79% partnership interest of 1405 Point apartments in the second quarter of 2019. • Acquisition of the commercial component of One City Center from the joint venture in the first quarter of 2019. • Interest expense is calculated based on Forward LIBOR Curve, which forecasts rates ending the year at 2.57%. • Opportunistic sale of approximately $50 million through the ATM program, for a full year weighted average share count of 69.3 million.